Exhibit 10.3
SECOND AMENDMENT
     SECOND AMENDMENT, dated as of May 1, 2007 (this “Amendment”), to the Credit Agreement, dated as of September 18, 2006 (as amended from time to time prior to the date hereof, the “Credit Agreement”), among SPI PETROLEUM LLC, a Delaware limited liability company (“Holdings”), MAXUM PETROLEUM, INC. (f/k/a Global Petroleum, Inc.), a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and PNC BANK, NATIONAL ASSOCIATION, as documentation agent (in such capacity, the “Documentation Agent”) and as syndication agent (in such capacity, the “Syndication Agent”).
W I T N E S S E T H:
     WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;
     WHEREAS, the Borrower has requested certain amendments to the Credit Agreement as more fully set forth herein; and
     WHEREAS, the Lenders are willing to agree to such amendments on the terms and subject to the conditions contained in this Amendment.
     NOW, THEREFORE, the parties hereto hereby agree to amend the Credit Agreement as follows:
     SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
     SECTION 2. Amendments to Section 1.1. (a) Section 1.1 of the Credit Agreement is hereby amended by deleting therefrom the definitions of “Acquisition Documentation”, “Acquisitions” and “Professional Services Agreement” in their entirety and inserting the following new definitions in appropriate alphabetical order:
     ““Acquisition Documentation” collectively, the Canyon Acquisition Agreement, the Pecos Acquisition Agreement and the Total Petroleum Acquisition Agreement and all schedules, exhibits and annexes thereto and all side letters and agreements affecting the terms thereof or entered into in connection therewith.”
     ““Acquisitions”: collectively, the Canyon Acquisition, the Pecos Acquisition and the Total Petroleum Acquisition.”
     ““Professional Services Agreement”: the Professional Services Agreement, dated as of September 18, 2006, as amended by that certain letter dated April 27, 2007, between NCA II Management, LLC, Waud Capital Partners, L.L.C., RBCP Energy Fund Investments, LP, the Borrower, Simons Petroleum, Inc. and Holdings.”

     (b) Section 1.1 of the Credit Agreement is hereby further amended by (i) deleting the number “(iv)” in the second clause numbered “(iv)” of the definition of Permitted Acquisition, (ii) inserting in lieu thereof the number “(v)”, (iii) inserting the words “(except with respect to the Total Petroleum Acquisition)” at the end of such clause (v), (iv) deleting the number “(v)” in the second clause numbered “(v)” and (v) inserting in lieu thereof the number “(vi)”.
     (c) Section 1.1 of the Credit Agreement is hereby further amended by inserting the following new definitions in appropriate alphabetical order:
““Second Amendment Effective Date”: the date on which the conditions precedent set forth in Section 6 of the Second Amendment to this Agreement shall have been satisfied, which date is May 1, 2007.”
““Total Petroleum Acquisition”: the acquisition of all of the capital stock of Petroleum Fueling, Inc., Petroleum Products, Inc. and Petroleum Transport, Inc. by the Borrower pursuant to the terms of the Total Petroleum Acquisition Agreement.”
““Total Petroleum Acquisition Agreement”: the Stock Purchase Agreement dated as of May 1, 2007, by and among the Patrick C. Graney, III, an individual, as seller, Petroleum Products, Inc., Petroleum Transport, Inc. and the Borrower.”
     SECTION 3. Amendments to Section 2.4. Section 2.4 of the Credit Agreement is hereby amended by (i) deleting the words “Closing Date” in the second line of clause (b) and (ii) inserting in lieu thereof the words “Second Amendment Effective Date.”
     SECTION 4. Amendments to Section 6.2. Section 6.2 of the Credit Agreement is hereby amended by (i) deleting the amount “$255,000,000” in clause (f) and (ii) inserting in lieu thereof the amount “$305,000,000”.
     SECTION 5. Amendments to Section 6.6. Section 6.6 of the Credit Agreement is hereby amended by (i) deleting the words “Acquisition Agreements” in clause (e) of said Section and (ii) inserting in lieu thereof the words “Acquisition Documentation.”
     SECTION 6. Amendments to Section 6.7. Section 6.7 of the Credit Agreement is hereby amended by (i) deleting said Section in its entirety and (ii) inserting in lieu thereof the following new Section 6.7:
“Make or commit to make any Capital Expenditure, except Capital Expenditures of the Borrower and its Subsidiaries, in the aggregate, in the ordinary course of business not exceeding $35,000,000 in each fiscal year; provided, that (a) any such amount referred to above, if not so expended in the fiscal year for which it is permitted, may be carried over for expenditure in the next succeeding fiscal year and (b) Capital Expenditures made pursuant to this Section during any fiscal year shall be deemed made, first, in respect of amounts carried over from the prior fiscal year pursuant to clause (a) above and, second, in respect of the amount permitted for such fiscal year as provided above.”
     SECTION 7. Amendments to Section 6.9. Section 6.9 of the Credit Agreement is hereby amended by adding the following words at the end of said Section:
“(plus the fee payable to the Sponsors under the Professional Services Agreement with respect to the Total Petroleum Acquisition in an aggregate amount consistent with the Borrower’s past practice and not to exceed $1,140,000)”
     SECTION 8. Conditions to Effectiveness. This Amendment shall become effective upon the date (the “Effective Date”) on which the last of the following conditions precedent becomes satisfied:
     (a) the Borrower, the Subsidiary Guarantors and the Administrative Agent shall have each executed and delivered this Amendment and
     (b) the Administrative Agent shall have received executed letters with respect to this Amendment substantially in the form attached hereto as Exhibit A (a “Lender Consent Letter”) from Lenders constituting the Required Lenders.
     The Administrative Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding.
     SECTION 9. Representations and Warranties.
     (a) In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each of Holdings and the Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, after giving effect to this Amendment, (i) the representations and warranties of each of Holdings and the Borrower made in the Credit Agreement are true and correct in all material respects on and as of the Effective Date (after giving effect hereto) as if made on and as of the Effective Date (except where such representations and warranties expressly relate to an earlier date in which case such representations and warranties were true and correct in all material respects as of such earlier date) and (ii) no Default has occurred and is continuing; provided that all references to the “Agreement” in the Credit Agreement and all references to the “Credit Agreement” in any other Loan Document shall be and are deemed to mean the Credit Agreement as amended by this Amendment.
     (b) Each of Holdings, the Borrower and each Subsidiary Guarantor hereby represents and warrants that: as of the date hereof it has all necessary corporate power and authority to execute and deliver the Amendment; the execution and delivery by each of Holdings, the Borrower and each Subsidiary Guarantor of the Amendment have been duly authorized by all necessary corporate action on its part; and the Amendment has been duly executed and delivered by each of Holdings, the Borrower and each Subsidiary Guarantor and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms.

     SECTION 10. Continuing Effect of the Credit Agreement. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of each of Holdings, the Borrower and each Subsidiary Guarantor that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly amended hereby, the provisions of the Credit Agreement, as amended by this Amendment, are and shall remain in full force and effect in accordance with its terms. All references to the “Agreement” in the Credit Agreement and all references to the “Credit Agreement” in any other Loan Document shall be and are deemed to mean the Credit Agreement as amended by this Amendment.
     SECTION 11. Consent of Subsidiary Guarantors. Each of the Subsidiary Guarantors hereby (a) consents to the modifications to the Credit Agreement contemplated hereby and (b) acknowledges and agrees that the Guarantees contained in the Guarantee and Collateral Agreement are, and shall remain, in full force and effect after giving effect to this Amendment.
     SECTION 12. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
     SECTION 13. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

SPI PETROLEUM LLC

By:	/s/ Doug Sterk

Name:	Doug Sterk

Title:	Assistant Treasurer

MAXUM PETROLEUM, INC.

By:	/s/ Doug Sterk

Name:	Doug Sterk

Title:	Assistant Treasurer

SIMONS PETROLEUM, INC.

By:	/s/ Doug Sterk

Name:	Doug Sterk

Title:	Assistant Treasurer

SPI ACQUISITION LLC

By:	/s/ Doug Sterk

Name:	Doug Sterk

Title:	Assistant Treasurer

ETI ACQUISITION LLC

By:	/s/ Doug Sterk

Name:	Doug Sterk

Title:	Assistant Treasurer

HARTNEY FUEL OIL CO.

By:	/s/ Doug Sterk

Name:	Doug Sterk

Title:	Assistant Treasurer

HARTNEY BROTHERS, INC.

By:	/s/ Doug Sterk

Name:	Doug Sterk

Title:	Assistant Treasurer

PETROLEUM SUPPLY COMPANY, INC.

By:	/s/ Doug Sterk

Name:	Doug Sterk

Title:	Assistant Treasurer

CANYON STATE OIL COMPANY, INC.

By:	/s/ Doug Sterk

Name:	Doug Sterk

Title:	Assistant Treasurer

PECOS, INC.

By:	/s/ Doug Sterk

Name:	Doug Sterk

Title:	Assistant Treasurer

GENERAL PETROLEUM CORPORATION

By:	/s/ Doug Sterk

Name:	Doug Sterk

Title:	Assistant Treasurer

RAINIER PETROLEUM CORPORATION

By:	/s/ Doug Sterk

Name:	Doug Sterk

Title:	Assistant Treasurer

SEDRO-WOOLLEY HOLDINGS CORPORATION

By:	/s/ Doug Sterk

Name:	Doug Sterk

Title:	Assistant Treasurer

G.P. ATLANTIC, INC.

By:	/s/ Doug Sterk

Name:	Doug Sterk

Title:	Assistant Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:	/s/ David L. Howard
	Name:	David L. Howard
	Title:	Senior Vice President

EXHIBIT A
LENDER CONSENT LETTER
MAXUM PETROLEUM, INC. CREDIT AGREEMENT
DATED AS OF SEPTEMBER 18, 2006

To:	JPMorgan Chase Bank, N.A., as Administrative Agent under the Credit Agreement referred to below
Ladies and Gentlemen:
     Reference is made to the Credit Agreement, dated as of September 18, 2006 (as amended from time to time prior to the date hereof, the “Credit Agreement”), among SPI PETROLEUM LLC, a Delaware limited liability company (“Holdings”), MAXUM PETROLEUM, INC. (f/k/a Global Petroleum, Inc.), a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and PNC Bank, National Association, as documentation agent (in such capacity, the “Documentation Agent”) and as syndication agent (in such capacity, the “Syndication Agent”).
     The Borrower has requested certain amendments to the Credit Agreement on the terms and conditions described in the Amendment to the Credit Agreement to which this Lender Consent Letter is attached as Exhibit A (the “Amendment”).
     The undersigned Lender hereby consents to the Amendment, and hereby consents to the Administrative Agent entering into the Amendment pursuant to Section 9.1 of the Credit Agreement.

Very truly yours,

(NAME OF LENDER)

By:

Name:
Title
Dated as of ___________, 2007